Exhibit 99.1

reAlpha Tech Corp. Launches reAlpha AI Labs

New research and development initiative empowers startups with potential funding and strategic partnerships

Dublin, Ohio, August 15, 2024 – reAlpha Tech Corp. (“reAlpha”), (Nasdaq: AIRE) a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced the launch of reAlpha AI Labs, a research and development initiative to develop, partner with and potentially invest in AI startups. This strategic initiative will provide a platform for early-stage companies, enabling them to accelerate their growth. We expect that the products and services developed by the incubated startups will be used to enhance Claire, reAlpha’s generative AI-powered, commission-free home buying platform.

The AI sector saw a remarkable $25.2 billion global investment in generative AI in 20231, nearly nine times that of 2022, highlighting the accelerating interest and heightened development pace in this industry.

As the AI world advances towards “Artificial General Intelligence,” reAlpha AI Labs will drive innovation through four key stages: (1) developing foundational AI infrastructure; (2) pioneering generative AI for real estate; (3) leveraging “Internet of Things,” or IoT, and advanced analytics for smarter property acquisition solutions; and (4) integrating blockchain and fintech tools and solutions for enhanced transaction security and efficiency when acquiring a property.

By working through these four key stages, reAlpha AI Labs intends to foster a culture of continuous innovation and technological advancement, which reAlpha believes will advance their goal to be at the forefront of AI-driven real estate solutions. Additionally, reAlpha plans to partner with universities through reAlpha AI Labs to further enhance its research and development capabilities, as well as to foster collaboration and drive forward-thinking initiatives in the real estate industry.

“We are committed to pushing the boundaries of AI advancements. The rapid pace of innovation in the AI industry presents unparalleled opportunities for us to stay ahead and continuously enhance our product offerings,” said Mike Logozzo, Chief Operating Officer, President and Interim Chief Financial Officer of reAlpha. “We remain dedicated to continue working towards the development of emerging technologies and acceleration of progress in the industry.”

“Our goal is to create an ecosystem where innovative startups can thrive by leveraging our resources and established market presence,” said Vinayak Grover, Associate Vice President at reAlpha. “By focusing on strategic partnerships and investments, we intend to drive growth and innovation throughout our entire portfolio of product offerings.”

Startups interested in partnering with reAlpha AI Labs are invited to connect with reAlpha and explore collaborative opportunities. For more details and to discover how to get involved in driving AI innovation, visit the reAlpha AI Labs website at https://ai-labs.realpha.com/.

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About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha’s goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.realpha.com.

About Claire

Claire, announced on April 24, 2024, is reAlpha’s generative AI-powered, zero-commission homebuying platform. The tagline: No fees. Just keys.TM – reflects reAlpha’s dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

Claire’s introduction aligns with major shifts in the real estate sector after the National Association of Realtors (“NAR”) agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. Claire offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the home buying process.

Homebuyers can use Claire’s conversational interface to guide them through every step of their journeys, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, Claire is under limited availability for homebuyers located in Palm Beach, Miami-Dade and Broward counties in South Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information on Claire, please visit www.reAlpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the reAlpha AI Labs initiative; the anticipated benefits of the reAlpha AI Labs; reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to leverage reAlpha AI Labs’ initiative into its existing business and the anticipated demand for reAlpha AI Labs collaborations and partnerships; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s U.S. Securities and Exchange Commission (“SEC”) filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Media

irlabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca

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